SUPPLEMENT DATED OCTOBER 1, 2002

TO

PROSPECTUS DATED MAY 1, 2002

FOR

FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement contains information on eight new investment options available as Sub-Accounts under the Futurity Accumulator Variable Universal Life Insurance Policies.

I. The display of Variable Sub-Account Investment Options on page ii is changed to reflect 53 variable Sub-Accounts with the additions as follows:

PIMCO Variable Insurance Trust

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Scudder VIT Funds

Scudder VIT EAFE® Equity Index Fund

Scudder VIT Small Cap Index Fund

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Templeton Growth Securities Fund

II. The first bullet of the Investment Options section on page 1 is changed to read: "You may allocate your net premium payments among the 53 variable Sub-Accounts and the Fixed Account Option listed on page ii of this prospectus.

III. Footnote 2 of The Underlying Fund Annual Expenses (1) Table on pages 4-6 is changed to read:

All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2001, except that the expense figures shown for PIMCO Emerging Markets Bond Portfolio, Scudder VIT EAFE® Equity Index Fund, Scudder VIT Small Cap Index Fund, SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund, SCSM Alger Small Capitalization Fund and Sun Capital All Cap FundSM are estimates for the year 2002. No actual expense figures are shown because the PIMCO Emerging Markets Bond Portfolio commenced operations in September, 2002, the Scudder Funds commenced operations on April 30, 2002 and the others commenced operations in either April or May of 2002. Therefore, they have less than ten months of investment experience.

IV. The Underlying Fund Annual Expenses (1) Table on pages 4-6 is amended by the addition of the following:

	Management Fees (After Reimbursement)	Other Expenses (After Reimbursement)(2)	12b-1 or Other Service Fees	Total Fund Annual Expenses (After Reimbursement)(2)
PIMCO Emerging Markets Bond Portfolio(15)(16)	0.45%	0.4068%	0.15%	1.00%[1.28%]
PIMCO High Yield Portfolio(15)(17)	0.25%	0.356%	0.15%	0.75%[0.76%]
PIMCO Real Return Portfolio(15)(18)	0.25%	0.267%	0.15%	0.66%[0.67%]
PIMCO Total Return Portfolio(15)(17)	0.25%	0.256%	0.15%	0.65%[0.66%]
Scudder VIT EAFE® Equity Index Fund(19)	0.45%	0.20%	0.25%	0.90%[1.05%]
Scudder VIT Small Cap Index Fund(19)	0.35%	0.10%	0.25%	0.70%[0.88%]
Templeton Foreign Securities Fund(20)	0.69%	0.212%	0.25%	1.15%[1.16%]
Templeton Growth Securities Fund(21)	0.80%	0.05%	0.25%	1.10%

(15) PIMCO has contractually agreed to reduce Total Fund Annual Expenses to the extent such expenses, due to the payment of organizational expenses and Trustees' fees, would exceed a certain percentage per annum of such Portfolio's average daily net assets. See Table below. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

PIMCO Emerging Markets Bond Portfolio	1.00%
PIMCO High Yield Portfolio	0.75%
PIMCO Real Return Portfolio	0.65%
PIMCO Total Return Portfolio	0.65%

(16) "Other Expenses" reflect a 0.40% administrative fee and 0.28% representing the estimated organizational expenses and pro rata Trustees' fees.

(17) For PIMCO High Yield Portfolio and PIMCO Total Return Portfolio, "Other Expenses" reflect an administrative fee of 0.35% and 0.25%, respectively, and 0.01% representing the pro rata Trustees' fees.

(18) "Other Expenses" reflect a 0.25% administrative fee, 0.01% representing the pro rata Trustees' fees and 0.01% interest expense. Interest expense is generally incurred as a result of investment management activities. The ratio of net expenses to average net assets excluding interest expense is 0.65%.

(19) The investment advisor, Deutsche Asset Management, Inc. has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.

(20) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

(21) The Fund administration fee is paid indirectly through the management fee.

V. The first sentence of the fifth paragraph of The Variable Account section of page 7 is changed to read: "The Variable Account is divided into 53 Sub-Accounts."

VI. The first sentence of the fourth margin paragraph on page 7 is changed to read: "The Variable Account has 53 Sub-Accounts."

VII. The Funds section beginning on page 7 is amended by the addition of the following:

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar.

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

PIMCO Real Return Portfolio seeks maximum total return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Scudder VIT Funds (advised by Deutsche Asset Management, Inc.)

Scudder VIT EAFE® Equity Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (EAFE Index), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

Scudder VIT Small Cap Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Investment Counsel, LLC ("TIC"), except for the Templeton Growth Securities Fund, which is managed by Templeton Global Advisors Limited ("TGAL"))

Templeton Foreign Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Growth Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.